MagneGas

Clean Energy • Clean Environment

OTC BB: MNGA
www.MagneGas.com



Plasma Arc Flow™ Refinery



The Premier Metal Cutting Fuel



MagneGas™ Hydrogen Based Fuel

Investor Presentation

MARCH 2012

Disclaimer: Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

- This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934.
- Such statements include declarations regarding the intent, belief, or current expectations of the company and its management.
- Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company's Reports.
- Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Company Profile

MagneGas™: A Patented Fuel made from a Patented Process

- Founded in 2007 by **world-renowned** Harvard and MIT physicist
- MagneGas™ is currently sold as **a cost effective, better performing replacement for acetylene** in the **$5 Billion Metal Working Market.**
- **Proprietary Plasma Arc Flow™ refining system** produces the hydrogen-based fuel called **MagneGas™ from feedstock** (new anti-freeze is the preferred input for metal working fuel)
- MagneGas™ fuel is **interchangeable with natural gas, propane and acetylene in the metal working market**
- Company **holds U.S. patents** for MagneGas™ and Plasma Arc Flow™ technologies; latest patent issued in 2010
- Over the long term, MagneGas hopes to become, among other things, the world's premier metal cutting fuel and the permanent replacement for acetylene.







Management Team

MagneGas technology developed by Dr. Ruggero Santilli over 30 years of research in clean fuel technology

Dr. Ruggero Santilli, CEO and Chief Scientist

- Former Harvard and MIT Professor of physics and applied mathematics
- Nominated for Nobel Prizes in physics and chemistry
- Funded by the DOE, Dr. Santilli received numerous grants to research and develop new, chemically unique, clean fuel alternatives; MagneGas is the end result of this research.
- Renowned for broadening Quantum Mechanics theory to predict new, clean energies
- 2009 winner of the "Gold Prize *Mediterraneo*" for Science and Technology

Scott Wainwright, President

- Has served as MagneGas' President since Dec 2010, spearheading the sales and distribution of metal working fuel, increasing total fuel sales by 1000% and growing the total number of nationwide distribution partners from 1 to 6 in just 12 months
- Previously founded and served as CEO of a 30-employee real estate investment firm, growing it quickly to profitability
- Founded and served as CEO of Future Marketing, Inc., servicing leading auto industry brands
- Government contracts expert and GSA certified

Luisa Ingargiola, Chief Financial Officer

- Served as CFO for over 5 years, guiding the Company's financial success by designing a profitable and cost effective competitive pricing structure and negotiating numerous strategic distribution agreements
- Former Budget and Expense Manager for MetLife, managing $30 MM annual budget
- Previously an Investment Advisor for Boston Capital Partners
- BA in Business Administration from Boston University, MBA in Health Administration from the University of South Florida

MagneGas System

Plasma Arc Flow™ Refining Systems

The **patented Plasma Arc Flow™ Refinery** gasifies various feedstocks into MagneGas™.
(Anti-freeze is the preferred input for metal working; the Refinery can also process sewage, sludge)

- Electrodes are submerged in liquid waste and electricity is fired between them
- The liquid breaks down to the atomic level, MagneGas ™ bubbles to the surface for collection
- The refinery runs quietly, completely sealed environment, emits no odor or noise pollution
- Refinery has small footprint (~200 sq. ft.), mobility and ease of installation
- Patented technology based on over 30 years of scientific research by Dr. Santilli.


MAGNEGAS™ DEMO STATION
MagneGas™ powered A.C. Generator
MagneGas™ outlet
MagneGas™ Compressor
MagneGas™ Storage Tanks
stove for combustion tests
MagneGas™ Powered Car
Steam powered D.C. Generator
liquid waste inlet
MagneGas™ for metal cutting
Total Recycler-II-300-8

Investment Highlights

Patented, Sustainable, Disruptive Technology and Fuel Source	•Patented technology recycles anti-freeze (and other feedstock), producing a patented hydrogen-based fuel called MagneGas
Immediate Commercial Applications	•Disruptive technology set to displace current fuel gases such as acetylene and propane in $5 Billion Metal Cutting Industry
World Class Technology Team	• CEO and Chief Scientist Dr. Santilli nominated for Nobel Prizes in Physics and Chemistry; former Harvard and MIT professor who developed MagneGas technology over 30+ years of research
Multiple Revenue Channels	•The Company earns revenue from clean fuel sales (domestic) and big-ticket sales of equipment and royalties (international)
Rapid Growth Potential	•MagneGas expects to grow revenue through rapid growth in production and sales of MagneGas in the acetylene market

MagneGas – Our Revolutionary Fuel Product

MagneGas™ Fuel

- Currently produced for the **$5 Billion metalworking market**, as a replacement for acetylene, from a feedstock of virgin ethylene glycol (automotive antifreeze); Can also be refined from other liquids;

- ***Cost Effective in Metalworking*** - Acetylene cylinders are only deemed 80% usable. MagneGas™ cylinders are 100% usable and the company believes is priced at a 20%-30% discount to Acetylene;

- **Cuts Faster and Burns Hotter** - MagneGas™ concentrates heat at the precise point of the cut, creating faster, higher quality cuts than acetylene every time thus improving the performance of equipment and productivity of employees;

- **Cuts Cleaner** – MagneGas™ can be used indoors with which the Company believes has lower toxicity than Acetylene; actually emits 12.5% oxygen



Welders report that MagneGas™ cuts cleaner and faster, produces higher quality cuts with a narrower kerf[1], less slag, no top edge rollover and a smaller heat affected zone. *[Source: Welding Journal]*

[1]Definition: the width of the groove made by the torch.

The "Hottest" Trend in Metal Working

MagneGas™ is a Triple Threat to the $5 Billion Global Acetylene Market

1) It's Less Expensive

- Only 80% of Acetylene cylinders usable – MagneGas™ at 100%
- A distribution partner estimates Acetylene costs have risen 50-60% over the last 5 years[1]

2) It's Faster

- BTUs directed, not dispersed – target area heats more quickly

3) It's Cleaner

- Company believes burns cleaner than fossil fuel – actually emits 12.5% oxygen

Attributes	Acetylene	MagneGas
Slag	Significant	Little to None
Top Edge Rollover	Significant	None
Soot	Significant	None
Noxious/Harmful Fumes	Significant Hazard	Minimal (yields 12% oxygen)
Pooling if Leaked	Significant Hazard	None (lighter than air)
Porous Filler / Stabilizer	20% by Volume	None
Useable Gas in Cylinder	80%	100%

MagneGas™ Specs
Flame temperature: **5,900° F** or higher





MagneGas™ at Work

MagneGas
Clean Energy • Clean Environment

PRIVATE AND CONFIDENTIAL

Note 1: Price increase estimate according to J&M Acetylene Manufacturing Co.

MagneGas Growth Strategy

MagneGas' Strategic Initiatives are Underway

- Drastically increase the amount of refineries and cylinders in rotation in the U.S. market to fulfill current and future demand increases
- Greatly expand sales efforts and strengthen influential relationships with key customers and distributors in order to develop additional strategic partnerships
- Gain significant market share in the multi-billion dollar metal working fuel market, displacing acetylene, propane and natural gas
- Global media campaign through IR firm KCSA to increase brand awareness of MagneGas as the world's preferred metal working fuel
- Leverage academic ties to further validate and improve proprietary technology



Management's Goal is to Make MagneGas the World's Preferred Metal Working Fuel

MagneGas' Recent Developments

MagneGas™ is Gaining Momentum After 2011 Financing

$3.1 MM Financing in November 2011 "Fueling" Growth in Metal Working Market	• Shipped 300 Kw refinery to Detroit, increasing production capacity by 100% • Added 2,000 cylinders for distribution across the U.S., a 400% increase in the total amount in rotation. • Leased operating space and began production and sale to distributors in MI.
Rapidly Growing Customer Base in Gulf Coast Market in the First Quarter of 2012	• OneSteel Ltd (ASX:OST.AX) issues first order and partnership with MagneGas at one of twelve steel recycling centers in the U.S. • MNGA retained as the only cutting fuel for a large dismantling project in Port Canaveral., the first in a growing pipeline of demolition projects from a partnership with a major demolition company operating nationwide. • In March, MagneGas began dismantling project with a large utility in Florida, with an expected use of 20,000 cylinders over a 12 month period.
Additional Partnerships with Acetylene Manufacturers / Distributors in 2012	• Early in 2012, Custom Welding Diversified Inc. agreed to distribute MagneGas in South Florida. • As of March, MagneGas now has distribution partnerships in Michigan, Alabama, Florida, Louisiana, Pennsylvania and Florida.

MagneGas has executed well off it's recent financing, creating a 100% increase in production capacity and 400% increase in total cylinders available for rotation while raising just 10% of its market cap

Future Catalysts in the Acetylene Market

MagneGas™ has a Growing Pipeline of Major Growth Catalysts

Potential Contract with Major US Automotive Manufacturer

- Considering total replacement of Acetylene and propane with MagneGas for metal working and forklift fuel.
- After months of testing and live demonstrations, MagneGas is in the final stages of approval to replace Acetylene.

Military Contract Potential through Edison Welding Supply Testing

- Edison Welding Supply is currently testing MagneGas for the US Navy in the untapped pacific NW market.
- The Company believes that no competitive metal working fuels exist that are approved for indoor use and perform to the Navy's new, stringent standards; a final decision is expected shortly.

In Negotiation with a Major Industrial Gas Manufacturer

- The Manufacturer is exploring mass distribution of MagneGas in the European Market.
- Additional demonstration and meetings scheduled in April.

MagneGas Fuel Target Markets

1 MagneGas™ Initially Targeting Fuel Sales in Two Sizeable Markets

Metal-Working Market – *Immediate*

- Estimated $5.0 billion global market size ($1.5 billion US market)[1]
- The existing fuels emit highly toxic emissions
- Limited regulatory barriers to entry, sales underway ($7 unit cost[2], $24 sale price)
- Significantly cheaper than acetylene; 1 cylinder of acetylene is selling for $35 to $50 compared to $20 - $35 per cylinder for MagneGas™





Industrial Vehicles Market – *Medium Term*

- Estimated $2 billion market, and growing[3]
- Company believes MagneGas™ exceeds all EPA standards and actually emits substantial oxygen
- Vehicles already in service at Company HQ
- Plans to enter this market in the next 12 months

[1] *Source: IbisWorld, Company Estimates*
[2] *Assumes production at full capacity*
[3] *Source: U.S. Natural Gas Vehicle Market, Clean Energy*

Domestic Distribution :

Fuel Sales

MagneGas™ Retail Platform



Model: Sell Fuel Retail Direct to Florida End Users for Metal Working

Execution

- Received DOT permit to deliver direct to customers within Florida
- Local direct sales at retail prices
- Several large end users already customers
- Large pipeline of additional customers waiting

MagneGas™ Wholesale Platform



Model: Sell fuel wholesale to Regional Gas Distributors in various states

Execution

- Install MagneGas refineries to work as regional filling stations within various existing fuel distributors
- Partner with distributor – we provide fuel, they provide customers and distribution networks
- Distributors in Alabama, Louisiana, Michigan, and Pennsylvania
- Twelve additional distributors have expressed interest

MagneGas has **multiple fuel distribution networks**, across such states as Florida, Pennsylvania, Michigan, Louisiana and Alabama

MagneGas Refineries– International Markets

2 Equipment Sales – The Plasma Arc Flow™ Refinery, Peripherals and By-Products – International Sales Effort





Plasma Arc Flow™ Refinery units come in a range of sizes and through-put capacities and are built to fit flatbed trailers allowing for simple transportation and a small installed footprint

Fueling Up – Demand vs. Supply

Fuel Sales Snapshot

- Capacity[1]: 1,000
- Demand[1]: ~20,000

Added Capacity = Immediate, Predictable Growth.

Indicated Weekly Demand of 17,810 Implies Annual Demand of 926,000 Cylinders, Equivalent to *Ten* 300 Kw Refineries, per Projections on Page 16

CUSTOMER	TYPE	CURRENT FULFILLMENT[1]	INDICATED DEMAND[1]
Existing Customers			
Blue Water	Distributor	200	2,000
J & M Cylinders	Distributor	100	1,000
TNT Welding	Distributor	10	5,000
Large Steel Company	Direct Sale	20	400
CTL Transportation	Direct Sale	10	110
King Recycling	Direct Sale	400	1,000
Custom Welding	Distributor	0	1,000
Rising Customers			
ABC Automotive	Direct Sale	0	5,000
OneSteel LTD.	Direct Sale	50	400
Pipeline Customers			
Various Customers	Direct Sale	100	2000
TOTAL		**890**	**17,810**

[1]*As measured in weekly cylinders in rotation. Indicated demand is a Company estimate and not a guarantee of future sales*

MagneGas
Clean Energy • Clean Environment

Economics of Average 300Kw Wholesale Refinery

These results are based on what management believes are conservative pricing and cost assumptions.

As MagneGas gains market share, management believes both demand and sale price will continue to rise while many operating expenses will be reduced from economies of scale

Assumed 300Kw Wholesale Refinery Performance at 85.0% Capacity

	MONTHLY	ANNUAL
Gas Sales Revenue	$153,000	$1,836,000
Direct Cost of Manufacturing	$53,363	$640,360
Gross Profit	**$99,637**	**$1,195,640**
Gross Margin	*65.1%*	*65.1%*
Net Income	***67,078.33***	***$ 804,940.00***
Net Margin	*43.8%*	*43.8%*

Cylinder Cost and Production at 85.0% Capacity

Total Direct Cost / Cylinder	**$6.98**
Cylinders Produced and Sold Annually	**91,800**

Note: Assumes $20 / cylinder sale price. Economics based on management's best estimate. Actual results may change based on a variety of factors

MagneGas
Clean Energy • Clean Environment

Use of Proceeds

Use of Proceeds ($3.5 MM Offering)	
New Cylinders & Related For Existing Refineries*	$1,000,000
Final Construction and Installation of 4th Refinery	500,000
New Cylinders for 4th Refinery**	600,000
Cost of Investment, Legal	400,000
Advertising, Sales Infastructure	300,000
Trucks & Related	200,000
Working Capital	500,000
Total	$3,500,000

* Additional 3,500 Cylinders (1,000 for Michigan, 500 for Florida & 2,000 for 3rd Refinery Setup

** 2,000 Cylinders for 4th refinery to be added in Michigan, Florida, or Alabama.

The Company plans to use the majority of offering proceeds for a new 300 Kw refinery, as well as the purchase of 5,500 cylinders, increasing production capacity by 50% and total cylinders by 220%.

Balance Sheet

MagneGas Balance Sheet Summary for Years Ending,	December 31, 2011	December 31, 2010
ASSETS		
Cash and equivalents	$1,429,412	$917,495
Total current assets	$2,107,954	$2,510,461
TOTAL ASSETS	$6,191,737	$4,131,943
LIABILITIES AND STOCKHOLDERS EQUITY		
Total current liabilities	$966,822	$1,036,396
TOTAL LIABILITIES	$966,822	$1,036,396
Total stockholders' equity	$5,224,915	$3,095,547
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,191,737	$4,131,943

MagneGas has a clean balance sheet with zero debt

Capital Structure

	March 2012
Basic Common Stock Issued and Outstanding	**154,389,296**
Class A Preferred Shares Outstanding *($.001 Par Value; No Coupon; Voting Rights)*	1,000,000
Underlying Basic Count	
Shares Held by Affiliates Subject to Rule 144	*79,673,600*
Shares Subject to Lock-up/Leak-out Agreements	*7,500,000*
Shares Issued to China Partner DDI	*21,994,401*
Stock Options (various agreements @ $0.04 - $0.15)	1,005,000
Stock Options (@ $0.21)	104,763
Stock Warrants (@ .30)	20,020,625
Stock Warrants (@ .25)	150,000

Contact

COMPANY INFORMATION

150 Rainville Road
Tarpon Springs, FL 34689
www.magnegas.com

CONTACT

Luisa Ingargiola, CFO
MagneGas Corporation
727-934-3448
Luisa.ingargiola@magnegas.com

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.